As filed with the Securities and Exchange Commission on September 7, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21764

WINTERGREEN FUND, INC.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Richard J. Berthy, Principal Executive Officer

Trudance L.C. Bakke, Principal Financial Officer

Three Canal Plaza

Suite 100

Portland, ME 04101

207-553-7110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 888-468-6473

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – June 30, 2010

Item 1.	Reports to Stockholders.

Semi-Annual Report

Wintergreen Fund, Inc.

(WGRNX)

June 30, 2010

(Unaudited)

www.wintergreenfund.com

1-888-468-6473

Wintergreen Fund, Inc. is an open-end diversified

management investment company that seeks

capital appreciation.

To receive investor materials electronically — see inside cover

Electronic Delivery

Wintergreen Fund, Inc., encourages shareholders to sign up for electronic delivery of investor materials. By doing so, you will receive information faster, help us reduce cost, and help us reduce the impact on the environment of producing the materials. To enroll in electronic delivery:

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Your information will be kept confidential and will not be used for any purpose other than electronic delivery. If you change your mind, you can cancel the electronic delivery at any time and revert to physical delivery of your materials. Just go to www.wintergreenfund.com, perform the first three steps above, and follow the instructions for canceling electronic delivery. If you have any questions, please contact us at (888) GOTOGREEN (888-468-6473).

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010 (Unaudited)

Dear Fellow Wintergreen Fund Shareholder,

During the first half of 2010, the global securities markets suffered the same fate as the nursery rhyme character Humpty Dumpty. As we all know, after Humpty fell, “all the king’s horses and all the king’s men couldn’t put Humpty together again.” Despite these difficult markets, Wintergreen Fund, Inc.’s (the “Fund”) performance for the first six months of 2010 was -0.43% outperforming the Standard and Poor’s 500 Composite Index (“S&P 500 Index”) which returned -6.65%. Undoubtedly, our belief is that we will see positive changes in global markets and that some economies will improve more quickly than others. We also believe that as these economies improve, there is going to be a greater focus on company-specific strengths and weaknesses, rather than an improvement across all companies.

Some companies and certain financing systems with serious issues cannot be easily righted. Many investors have learned a lesson during recent years that predominantly unrealistic expectations were an unsupportable fad. If we want to experience a plausible reduction in both risk and volatility in order to have companies and markets return to a period of strength, then systematic bad loans and over-leveraged financial practices cannot be permitted to return as the norm. The concept of having no market risk with zero volatility and unrealistically high market returns is clearly an unsupportable paradigm: risk and the corresponding volatility simply cannot be wished away. Although often hidden from plain view during times of prosperity and enthusiasm, they exist somewhere and in the recent past we have all witnessed just how widespread and deep the risk and volatility can go.

There will need to be changes in various markets and economies as managements scrutinize and correct what needs attention in their corporate goals, operations, and practices. Some management teams have taken advantage of the recent challenging market movements and have strengthened their positions to hopefully create greater shareholder value in the future. We believe an example of such a company is Genting Bhd (“Genting”), a portfolio holding for the last few years. Part of our ongoing investment approach is to examine businesses globally to see if a type of business that is lucrative in one area of the world has also been lucrative in other markets or countries. When we started studying the entertainment and gaming industry, we looked at similar firms around the world, and we came to the conclusion that Genting was potentially one of the best-positioned gaming and entertainment companies. Genting owns a large stake in Genting Malaysia Bhd (“Genting Malaysia”) and the two companies operate as a conglomerate with a gaming monopoly in Malaysia, gaming duopoly in the newly-opened Singapore market, gaming assets in the U.K., as well as palm oil plantations, power plants, and energy investments around Asia. Our positive view of Genting was again confirmed earlier this year when I went to Malaysia, the Philippines, and Singapore and saw their operations first-hand. Both Genting and Genting Malaysia’s balance sheets as well as their competitive positions, make the companies stand out, as did the large amounts of cash flow they generate. Genting has used their strong balance sheet to invest in projects which over the long-run appear well-positioned to benefit the Fund’s shareholders. They recently won the bidding process for the New York Aqueduct casino project, which will bring New York City its first world class casino. Genting is a family-controlled business with a management team that owns a significant amount of stock and whose interests are directly aligned with those of outside shareholders.

Despite the current general consensus among many investors to own few equities and to favor short-term instruments, we believe that well-selected stocks will reap better rewards for investors. Many people have sold

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010 (Unaudited)

off the equity portion of their investment portfolio and are hiding in cash. For some, the ongoing selling pressure to meet other financial obligations has forced sales of securities at bargain prices. We believe the best opportunities are often found by looking beyond the companies that are included in various stock market indexes.

As the Fund purchased one such security, my business partner was reminded of a Perry Como tune her favorite great aunt Clara used to sing:

“Catch a falling star and put it in your pocket save it for a rainy day

Catch a falling star and put it in your pocket never let it fade away.”

Clara was a wise woman who understood that if you have something of value and hold onto it, eventually its value might be recognized. Yes, Clara was sometimes out of step with the consensus and from what I am told, she had a bit of a stubborn streak, but she was almost always right. Currently, over $2.8 trillion sits on the sidelines in money market funds; that is enough cash to purchase nearly 28% of the securities within the S&P 500 Index at market prices. The crowd appears frightened. Among investors, a great malaise continues despite the fact that many of the richest people in the world have achieved their wealth through ownership of all or a portion of good businesses that are held for a number of years. We believe today’s markets present opportunities to purchase such companies at compelling valuations.

Long-term success often depends on taking actions that are contrary to what is popular and easy. This is true of both selecting securities and managing the businesses underlying those securities. Businesses that maintain a long-term perspective and act rationally when others panic often emerge in a stronger position than their less level-headed peers. We believe this is the case with Birchcliff Energy Ltd. (“Birchcliff”). Birchcliff is a Canadian oil and gas company whose primary assets are a world class natural gas field and a low cost oil deposit in northwestern Alberta, Canada. As natural gas prices fell through the second half of 2008 and into 2009, Birchcliff continued to invest in its business at a time when many in the industry were pulling back. The results of management’s good sense and long-term thinking are evident today – oil and gas production for Birchcliff was up 67% in 2009 versus 2007, while proven oil and gas reserves rose by 146% over the same time period. This growth has allowed Birchcliff to increase its bank borrowing capacity, which management has used prudently to continue to invest at seemingly compelling rates of return. Production continues to increase while operating costs per barrel are falling, a compelling combination for shareholder value creation. We are delighted to report that the Fund is one of Birchcliff’s largest shareholders. Of the total Birchcliff shares currently owned by the Fund, 47.3% were purchased during the first half of 2009, when most investors were running for the exits. The Fund is now reaping some of the rewards of its multiple purchases since Birchcliff shares were up 176% from their low on February 23, 2009 through June 30, 2010. Going against the crowd is not always easy, but it has the potential to pay off in the long-run.

As Mark Twain said, “Travel is fatal to prejudice.” This is true with respect to people and cultures; it is also true regarding securities. As of June 30, 2010, on a direct and look thru basis, the invested assets of the Fund were approximately 65% outside the U.S. This percentage has increased significantly since the inception of the Fund. We are simply finding better opportunities, discounts, and potential upside beyond the U.S. borders. In part, this may be true because Asia had its financial crisis in the 1990’s and has seemingly learned

WINTERGREEN FUND, INC.

A MESSAGE TO OUR SHAREHOLDERS

JUNE 30, 2010 (Unaudited)

from its mistakes of the past. Good businesses with pricing power, free cash flows, and a global presence have decided advantages over businesses focused on generally mature and leveraged economies like the U.S. and Europe where debt liquidation may take some time to work out.

For the vast majority, a comfort zone for investing in equities will not return until positive market momentum has returned. In other words, countless investors may begin buying only when it is too late to participate in the often large gains of an initial market recovery. On the other hand, we have noticed that some of the habitually smartest long-term investors have continued to buy equities or entire companies.

The Fund’s return during the first half of 2010 was negatively impacted by the strengthening of the U.S. dollar against many of the European currencies during the period. These losses were partially offset by the Fund’s currency hedging.

I thank you for your continued investment in Wintergreen Fund. As you have probably surmised, I really like our current portfolio. Our continued analysis and travel confirm our conviction in our investment decisions. We believe the future is bright because, in our view, many of the Fund’s investments have the potential to capitalize on the passage of time, the increased spending of the global consumer, and the wealth creation taking place in the growing markets of the world.

Sincerely,

David J. Winters, CFA

Portfolio Manager

The Fund is subject to several risks, any of which could cause an investor to lose money. Please review the prospectus for a complete discussion of the Fund’s risks which include, but are not limited to, the following: possible loss of principal amount invested, stock market risk, interest rate risk, income risk, credit risk, currency risk, foreign/emerging market risk as well as the risks associated with short sales, and investments in derivatives, small/mid-sized companies, and loan participations. In light of these risks, the Fund may not be suitable for all investors.

The S&P 500 Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

The views contained in this report are those of the Fund’s portfolio manager as of June 30, 2010, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process and strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

WINTERGREEN FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period:

	For the Six Month Period Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006		October 17, 2005(a) through December 31, 2005
NET ASSET VALUE, Beginning of Period	$11.57		$8.73		$14.59	$12.21		$10.23		$10.00

INVESTMENT OPERATIONS
Net investment income (loss)(b)	0.02		(0.00	)(c)	(0.03)	0.15		0.11		0.02
Net realized and unrealized gain (loss) on investments, securities sold short, and foreign currency transactions	(0.07)		2.86		(5.68)	2.43		1.94		0.22

Total from Investment Operations	(0.05)		2.86		(5.71)	2.58		2.05		0.24

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.02)		(0.14)	(0.16)		(0.07)		(0.01)
Net realized gain	—		—		(0.02)	(0.04)		—		—

Total Distributions to Shareholders	—		(0.02)		(0.16)	(0.20)		(0.07)		(0.01)

Redemption fees(b)	0.00	(c)	0.00	(c)	0.01	0.00	(c)	0.00	(c)	—

NET ASSET VALUE, End of Period	$11.52		$11.57		$8.73	$14.59		$12.21		$10.23

TOTAL RETURN(d)	(0.43)%		32.78%		(39.05)%	21.13%		20.10%		2.41%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$983,656		$1,031,437		$941,658	$1,579,653		$596,153		$54,704
Ratios to Average Net Assets:(e)
Net investment income (loss)	0.39%		(0.03)%		(0.26)%	1.08%		0.97%		1.02%

Net expense, excluding dividend expense	1.87%		1.94%		1.86%	1.85%		1.91%		1.95%
Dividend expense	—%		—%		0.29%	0.00	%(g)	0.03%		—%

Total Net Expense	1.87%		1.94%		2.15%	1.85%		1.94%		1.95%

Gross expense, excluding dividend expense	1.87%		1.94%		1.86%	1.85%		1.97	%(f)	6.97	%(f)
Dividend expense	—%		—%		0.29%	0.00	%(g)	0.03%		—%

Total Gross Expense	1.87%		1.94%		2.15%	1.85%		2.00	%(f)	6.97	%(f)

PORTFOLIO TURNOVER RATE	5	%(d)	11%		57%	17%		13%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	Less than 0.005%.

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

PORTFOLIO PROFILE

JUNE 30, 2010 (Unaudited)

% of Net Assets by Country

Sector	% of Net Assets
Consumer Discretionary	15.8%
Consumer Staples	25.7%
Energy	7.7%
Financials	18.8%
Funds, Trusts & Other Financial Vehicles	1.1%
Industrials	16.1%
Materials	5.4%
Short-Term Investments	9.2%
Other Assets in Excess of Liabilities	0.2%

Top Ten Holdings
Issuer	% of Net Assets
Jardine Matheson Holdings Ltd.	9.2%
Berkshire Hathaway Inc., Class B	7.5%
Swatch Group AG, Class B	5.3%
Schindler Holding AG-PC	4.9%
Anglo American plc	4.7%
Imperial Tobacco Group plc	4.7%
British American Tobacco plc	4.5%
Japan Tobacco Inc.	4.5%
Nestle SA	4.2%
Genting Malaysia Bhd	3.9%

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS

JUNE 30, 2010 (Unaudited)

Industry

Security Description	Country	Shares	Cost	Fair Value

Common Stock and Other Equity Interests — 89.5%

Aerospace & Defense — 2.0%
General Dynamics Corp.(a)	United States	332,412	$29,720,712	$19,466,047

Beverages — 2.9%
Coca-Cola FEMSA, S.A.B. de C.V. ADR	Mexico	158,941	5,355,051	9,948,117
Fomento Economico Mexicano, S.A.B. de C.V. ADR	Mexico	33,366	1,352,593	1,439,743
Pernod-Ricard SA	France	67,431	4,270,963	5,275,674
The Coca-Cola Company	United States	239,038	10,667,013	11,980,585

			21,645,620	28,644,119

Capital Markets — 5.3%
ABG Sundal Collier Holding ASA	Norway	6,252,050	12,437,588	5,946,785
Franklin Resources Inc.	United States	376,547	32,126,524	32,454,586
The Goldman Sachs Group Inc.	United States	107,231	12,076,480	14,076,213

			56,640,592	52,477,584

Communications Equipment — NM
Current Group, LLC(b)(c)	United States	— (d)	20,100,000	0

Diversified Financial Services — 0.6%
Leucadia National Corp.(b)	United States	296,233	11,506,923	5,779,506

Food Products — 4.4%
Mead Johnson Nutrition Company, Class A	United States	45,243	1,986,379	2,267,579
Nestle SA	Switzerland	847,878	34,111,461	41,062,515

			36,097,840	43,330,094

Hotels, Restaurants & Leisure — 8.0%
Genting Bhd	Malaysia	12,767,798	26,904,127	28,079,296
Genting Malaysia Bhd	Malaysia	46,056,479	55,008,886	38,836,815
McDonald’s Corp.	United States	103,980	5,820,715	6,849,162
Wynn Resorts Ltd.	United States	60,062	2,101,078	4,580,929

			89,834,806	78,346,202

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

JUNE 30, 2010 (Unaudited)

Industry

Security Description	Country	Shares	Cost	Fair Value

Industrial Conglomerates — 9.2%
Jardine Matheson Holdings Ltd.	Hong Kong	2,560,019	$58,326,482	$89,959,068

Insurance — 8.7%
Berkshire Hathaway Inc., Class B(a)(b)	United States	920,286	66,420,114	73,337,591
Fairfax Financial Holdings Ltd.	Canada	33,328	8,706,850	12,206,022

			75,126,964	85,543,613

Machinery — 4.9%
Schindler Holding AG-PC	Switzerland	573,422	35,317,723	48,625,292

Metals & Mining — 5.4%
Anglo American plc(b)	United Kingdom	1,329,000	61,219,279	46,672,860
Witwatersrand Consolidated Gold Resources Ltd.(b)	South Africa	872,691	15,233,090	6,708,634

			76,452,369	53,381,494

Oil, Gas & Consumable Fuels — 7.7%
Birchcliff Energy Ltd.(b)	Canada	3,148,037	19,113,408	28,684,382
Canadian Natural Resources Ltd.	Canada	1,011,142	32,431,150	33,557,510
Japan Petroleum Exploration Co.	Japan	325,548	23,405,674	13,457,874

			74,950,232	75,699,766

Real Estate Management & Development — 4.2%
Consolidated-Tomoka Land Co.(e)	United States	715,423	39,846,631	20,389,555
Swire Pacific Ltd., Class A	Hong Kong	285,343	3,100,503	3,261,314
Swire Pacific Ltd., Class B	Hong Kong	8,318,623	17,652,052	17,797,616

			60,599,186	41,448,485

Textiles, Apparel & Luxury Goods — 7.8%
Compagnie Financiere Richemont SA	Switzerland	691,741	20,398,485	24,355,496
Swatch Group AG, Class B	Switzerland	184,025	49,220,292	52,329,788

			69,618,777	76,685,284

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (continued)

JUNE 30, 2010 (Unaudited)

Industry

Security Description	Country	Shares	Cost	Fair Value

Tobacco — 18.4%
British American Tobacco plc	United Kingdom	1,382,861	$39,005,933	$44,142,874
Imperial Tobacco Group plc	United Kingdom	1,653,502	56,742,013	46,420,592
Japan Tobacco Inc.	Japan	14,007	75,479,505	43,994,163
Philip Morris International Inc.	United States	492,460	24,092,418	22,574,366
Reynolds American Inc.	United States	453,707	29,017,236	23,647,209

			224,337,105	180,779,204

Total Common Stock and Other Equity Interests			940,275,331	880,165,758

Investment Companies — 1.1%

Funds, Trusts & Other Financial Vehicles — 1.1%
SPDR Gold Trust(b)	United States	88,176	8,743,255	10,729,255

Short-Term Investments — 9.2%

Money Market Deposit Account — NM		Principal
Citibank Money Market Deposit Account, Yield 0.05%(f)	United States	$4,679	4,679	4,679

U.S. Treasury Obligations — 9.2%
United States Treasury Bills	United States
Maturity Date: 11/18/2010, Yield to Maturity 0.31%		5,640,000	5,633,125	5,636,159
Maturity Date: 12/16/2010, Yield to Maturity 0.38%		4,920,000	4,911,280	4,915,523
Maturity Date: 01/13/2011, Yield to Maturity 0.31%		1,310,000	1,307,823	1,308,667
Maturity Date: 02/10/2011, Yield to Maturity 0.33%		7,995,000	7,978,425	7,985,054
Maturity Date: 03/10/2011, Yield to Maturity 0.39%		9,000,000	8,975,367	8,986,329
Maturity Date: 04/07/2011, Yield to Maturity 0.40%		48,655,000	48,504,882	48,570,973
Maturity Date: 05/05/2011, Yield to Maturity 0.34%		8,130,000	8,106,503	8,113,862

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF INVESTMENTS (concluded)

JUNE 30, 2010 (Unaudited)

Industry

Security Description	Country	Principal	Cost		Fair Value

U.S. Treasury Obligations (continued)
Maturity Date: 06/02/2011, Yield to Maturity 0.27%	United States	$5,405,000	$5,391,248		$5,391,531

Total U.S. Treasury Obligations			90,808,653		90,908,098

Total Short-Term Investments			90,813,332		90,912,777

Total Investments — 99.8%			1,039,831,918	*	981,807,790

Other Assets in Excess of Liabilities — 0.2%					1,848,354

Net Assets — 100.0%					$983,656,144

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security was segregated for forward currency contracts.
(b)	Non-income producing security.
(c)	Restricted, illiquid security priced at fair value using procedures adopted by authority of the Board of Directors.

Security not registered under the Securities Act of 1933.

At the end of the period, the fair value of this security was $0 or 0.0% of net assets.

Security	Acquisition Date	Acquisition Cost
Current Group, LLC	12/28/2006	$20,100,000

(d)	Non-unitized interest in a limited liability company that is treated as a partnership.
(e)	Affiliated Issuer. See Note 5.
(f)	Interest rate as of June 30, 2010.

*	Cost for Federal income tax purposes as of June 30, 2010 is shown below. Because tax adjustments are calculated annually, the table does not reflect tax adjustments.

For the previous fiscal year’s Federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Gross Unrealized Appreciation	$109,487,065
Gross Unrealized Depreciation	(167,511,193)

Net Unrealized Depreciation	$(58,024,128)

Selected Abbreviations

ADR	American Depositary Receipt
NM	Less than 0.05%
PC	Participation Certificate

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2010 (Unaudited)

ASSETS
Investments in securities, at fair value:
Unaffiliated issuers (Cost $999,985,287)	$961,418,236
Affiliated issuers (Cost $39,846,631)	20,389,555

Investments in securities, at fair value (Cost $1,039,831,918)		981,807,791
Unrealized gain on forward currency contracts		4,466,963
Receivables:
Fund shares sold		1,609,438
Interest and dividends		3,519,111
Prepaid expenses		33,893

TOTAL ASSETS		991,437,196

LIABILITIES
Unrealized loss on forward currency contracts		1,972,797
Payables:
Fund shares redeemed		3,033,333
Dividend withholding tax		205,024
Accrued Liabilities:
Investment advisory fees		1,254,993
Distribution fees		941,741
Directors’ fees and expenses		13,135
Compliance services fees		11,936
Other expenses		348,093

TOTAL LIABILITIES		7,781,052

NET ASSETS		$983,656,144

COMPONENTS OF NET ASSETS
Paid-in capital		1,268,886,311
Accumulated distributions in excess of net investment income		(102,687)
Net realized loss on investments, foreign currency transactions and forward currency contracts		(229,595,482)
Unrealized depreciation of investments, foreign currency translations and forward currency contracts		(55,531,998)

NET ASSETS		$983,656,144

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Based on net assets of $983,656,144 and 85,372,047 shares outstanding (1,000,000,000 shares authorized)		$11.52

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2010 (Unaudited)

INVESTMENT INCOME
Dividend income (Net of foreign withholding tax of $730,298)	$11,558,087
Interest income	184,113
Dividend income from affiliated issuer	14,308

Total Investment Income	11,756,508

EXPENSES
Investment advisory fees	7,807,821
Distribution fees	1,033,689
Transfer agency fees	196,246
Administrator fees	149,117
Professional fees	106,949
Directors’ fees and expenses	87,258
Compliance services fees	75,950
Custodian fees	73,513
Accounting fees	65,234
Miscellaneous expenses	152,468

Total Expenses	9,748,245

NET INVESTMENT INCOME	2,008,263

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Realized Gain (Loss) on:
Foreign currency transactions and forward currency contracts	2,404,512
Unaffiliated investments	(23,235,127)

Net Realized Loss	(20,830,615)

Change in Unrealized Appreciation (Depreciation) on:
Unaffiliated investments	29,699,454
Affiliated investments	(4,607,325)
Foreign currency translations and forward currency contracts	(12,222,229)

Net Change in Unrealized Appreciation	12,869,900

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(7,960,715)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,952,452)

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Month Period Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
OPERATIONS
Net investment gain (loss)	$2,008,263	$(235,591)
Net realized loss	(20,830,615)	(156,552,741)
Net change in unrealized appreciation	12,869,900	399,775,599

Increase (Decrease) in Net Assets Resulting from Operations	(5,952,452)	242,987,267

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(1,885,236)
Net realized gain	—	—

Total Distributions to Shareholders	—	(1,885,236)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	117,628,167	225,209,026
Proceeds from reinvestment of distributions	—	1,661,445
Cost of redemption of shares	(159,499,844)	(378,286,781)
Redemption fees	42,962	94,088

Decrease from Capital Share Transactions	(41,828,715)	(151,322,222)

Increase (Decrease) in Net Assets	(47,781,167)	89,779,809
NET ASSETS
Beginning of Period	1,031,437,311	941,657,502

End of Period (includes distributions in excess of net investment income of $(102,687) and $(2,110,950), respectively)	$983,656,144	$1,031,437,311

SHARE TRANSACTIONS
Sale of shares	9,834,765	23,374,168
Reinvestment of distributions	—	145,874
Redemption of shares	(13,606,043)	(42,262,582)

Decrease in Shares	(3,771,278)	(18,742,540)

See Notes to Financial Statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

Note 1. Organization

Wintergreen Fund, Inc. (the “Fund”) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Fund was organized as a Maryland corporation on May 5, 2005 and commenced operations on October 17, 2005. The Fund is authorized to issue one billion shares of beneficial interest with $0.001 per share par value. The Fund seeks capital appreciation and may invest in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of the United States.

Note 2. Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Fund:

Security Valuation — The Fund calculates its net asset value per share on each business day the New York Stock Exchange (“NYSE”) is open, as of the close of the NYSE; normally 4:00 pm Eastern Time. Portfolio securities traded or dealt on one or more securities exchanges (whether domestic or foreign) and not subject to restrictions against resale shall be valued (i) at the last quoted sale price or, in the absence of a sale, (ii) at the mean of the last bid and ask price. For securities traded or dealt on more than one exchange, or on one or more exchanges and on the over-the-counter market, quotations from the market in which the security is primarily traded are used. For an option, the last quoted sale on an exchange or board of trade on which the option is traded shall be used. In the absence of a sale, the mean between the highest bid and lowest asked prices at the close of the exchanges and/or board of trade on which the option trades shall be used. Securities not traded or dealt on any securities exchange for which over-the-counter market quotations are readily available generally shall be valued at the mean of the current bid and ask price. Money market instruments that mature in 60 days or less may be valued at amortized cost.

Securities are valued at fair value, in accordance with procedures adopted by the Fund’s Board of Directors (the “Board”), when 1) market quotations are insufficient or not readily available; 2) prices or values available do not represent fair value in the judgment of the Fund’s investment manager; or 3) securities are determined to be illiquid.

As of June 30, 2010, Current Group, LLC, a restricted and illiquid security, was priced at fair value as determined by the Board’s Valuation Committee pursuant to the Fund’s valuation procedures. This security has an acquisition date of December 28, 2006. At June 30, 2010, the fair value of this security was $0, which represents 0% of net assets and has a current cost of $20,100,000. The inputs and valuation techniques used to measure Current Group, LLC’s fair value were based upon the best available financial information from Current Group, LLC and the Investment Manager (as defined in Note 3). There were no changes in the valuation techniques used to value Current Group, LLC during the period ended June 30, 2010.

Security Transactions, Investment Income, and Realized Gain/Loss — The Fund accounts for investment transactions on trade date. Dividend income is recorded on the ex-dividend date and is recorded net of unrecoverable withholding tax. Interest income and expenses are recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

Foreign Currencies — Foreign currency amounts are translated into U.S. dollars based on the foreign exchange rate in effect generally at the close of the NYSE (normally 4:00 pm Eastern Time) on the date of valuation. If the foreign exchange rate in effect at the close of the NYSE is not available from the Fund’s pricing agent, the currency may be valued using the foreign exchange rate standard provided by the Fund’s pricing agent. The portion of the results of operations arising from changes in the foreign exchange rates on investments and the portion due to fluctuations arising from changes in the market prices of securities held are not isolated. Such fluctuations are reflected in net realized and unrealized gain or loss on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward Currency Contracts — During the period ended June 30, 2010, the Fund entered into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of the underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward currency contracts involve a risk of loss if the Investment Manager (as defined in Note 3) is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward currency contract amounts and the value of the securities involved are generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the fair value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward currency contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward currency contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward currency contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. (See Note 6)

Market and Credit Risks — Market risk of derivative financial instruments is the potential for changes in the fair value due to market changes, including interest and foreign exchange rate movements, as well as fluctuations in security prices. Credit risk is the possibility that a loss may occur due to the failure of a counterparty to perform according to the terms of a contract. Credit risk is limited to amounts recorded by the Fund as assets. Realized gain or loss includes net gain or loss on transactions that have terminated by settlement or, for tax purposes, by the Fund entering into offsetting commitments with the same counterparty. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments, forward currency contracts, and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

Restricted Securities — The Fund may invest in restricted debt and equity securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. To the extent the Fund purchases securities which are restricted as to resale, the Fund may incur additional risks and costs. Restricted securities may be particularly difficult to value, their disposition may require greater effort and expense than that of more liquid securities, and the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities to the public.

On December 28, 2006, the Fund contributed $20,100,000 for a limited liability member interest in Current Group, LLC and entered into a registration rights agreement with respect to shares of common stock into which their interests may be converted. These registration rights include (1) two demand registrations commencing after the earlier of (A) the fifth anniversary of the date of the registration rights agreement or (B) the first anniversary of the consummation of an initial public offering (“IPO”) of Current Group, LLC common stock, (2) three Form S-3 registration demands commencing after the first anniversary of the consummation of an IPO, and (3) unlimited “piggyback” registrations commencing following the consummation of an IPO. No quoted market price exists for the Fund’s interest in Current Group, LLC. The Fund’s interest has been valued in accordance with the procedures adopted for the valuation of portfolio securities by the Fund’s Board.

Securities Sold Short — The Fund may sell a security short to, among other things, increase investment returns based on the anticipation of a decline in the fair value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price in the future at the time of replacement. The price may be higher or lower than the price at which the Fund sold the security.

The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. A gain, limited to the difference between the replacement price and the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with the custodian, holding cash and/or long securities to sufficiently cover its short position on a daily basis. Dividends paid on securities sold short are recorded as an expense on the Fund’s books. As of June 30, 2010, the Fund did not have any short positions.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. The amount of distribution will vary, and there is no guarantee the Fund will pay either income or capital gain distributions. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. The Fund records distributions on its books on the ex-dividend date. For the semi-annual period ended June 30, 2010, the Fund did not have any distributions.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. Therefore, no Federal income or excise tax provision is required.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009, and has determined that no provision for income tax is required in the Fund’s financial statements. Tax years 2006-2009 generally remain subject to examination by the Fund’s major tax jurisdictions.

Repurchase Agreements — The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying collateral, whose fair value exceeds or equals the repurchase price plus expected transaction costs. In the case of a tri-party agreement, the collateral is held by an agent bank. The Fund’s Investment Manager (as defined in Note 3) is responsible for determining the value of the underlying collateral. In the event of default, the Fund may have difficulties with the disposition of any such securities held as collateral. As of June 30, 2010, there were no repurchase agreements held by the Fund.

Contractual Obligations — The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had any prior claims or losses pursuant to these contracts. Fund management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Redemption Fee — The Fund will generally charge a redemption fee of 2.00% of the net asset value of shares redeemed if the shares are sold within 60 calendar days of purchase. The fee is charged for the benefit of the remaining shareholders and is paid to the Fund. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is reflected as paid-in capital.

Use of Estimates — These financial statements are prepared in accordance with GAAP, which requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual amounts could differ from those estimates.

Fair Valuation Accounting Standards — The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques used to develop the measurements of fair value, and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed that follow:

•	Level 1 — unadjusted quoted prices in active markets for identical assets

•	Level 2 — other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s securities under the fair value hierarchy levels as of June 30, 2010.

	Level 1	Level 2	Level 3		Total
Common Stock and Other Equity Interests*	$880,165,758	$—	$—	**	$880,165,758
Investment Companies*	10,729,255	—	—		10,729,255
Short-Term Investments*	—	90,912,777	—		90,912,777

Total Investments in Securities	$890,895,013	$90,912,777	$—		$981,807,790
Other Financial Instruments ^	$—	$2,494,166	$—		$2,494,166

*	Please refer to the Statement of Investments for further breakout of each security by country and industry type.

**	Includes the fair value for Current Group, LLC, which was valued at $0 as of June 30, 2010, and is the only Level 3 security. There have been no realized changes in fair value during the period.

^	Other financial instruments are derivative instruments (such as forward currency contracts), which are valued at the unrealized appreciation (depreciation) on the instruments.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires new disclosures regarding transfers in and out of Levels 1 and 2 effective for interim and annual reporting periods beginning after December 15, 2009. The Fund discloses significant transfers between levels based on valuations at the end of the reporting period. For the period ended June 30, 2010, there were no transfers between Levels 1 and 2. ASU 2010-06 will also require additional details regarding Level 3 transaction activity effective for interim and annual periods beginning after December 15, 2010. Fund management is currently evaluating the effect that this additional requirement will have on the Fund’s financial statements.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

Note 3. Investment Advisory Fees, Servicing Fees, and Other Fees and Expenses

Investment Manager — Wintergreen Advisers, LLC (the “Investment Manager”) is the investment manager to the Fund. Pursuant to an Investment Advisory Agreement, the Investment Manager receives an investment advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Administration and Other Services — US Bancorp Fund Services, LLC (“USBFS”) provides administration, portfolio accounting, and transfer agency services to the Fund. USBFS is paid customary fees for its services.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Investment Manager, USBFS, or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund reimburses the Distributor for fees paid to various financial institutions, including the Investment Manager, for distribution and shareholder services rendered to the Fund in an amount up to 0.25% of the average daily net assets.

Other Service Providers — Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer, as well as additional compliance support functions. The Principal Executive Officer is a control affiliate and officer of the Distributor. Neither the Distributor or FCS, nor any of their officers or employees who serves as an officer of the Fund, has the role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Fund. FCS is paid customary fees for its services.

Citibank, N.A. is the custodian of the Fund.

Fund Officers and Directors — Certain officers of the Fund may also be directors, officers, or employees of the Investment Manager, USBFS, the Distributor, or FCS.

The Fund pays each Board member $30,000 per year, which represents the total fees paid to the Board members annually. For the period ended June 30, 2010, $15,000 has been paid to each Board member. In addition, Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings and educational seminars.

Note 4. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments and U.S. government obligations were $43,657,393 and $65,526,991, respectively, for the period ended June 30, 2010.

Note 5. Affiliated Issuers

Under section 2(a)(3) of the Act, an investment company is defined as being affiliated if it owns five percent or more of a company’s outstanding voting stock.

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

Investments in affiliated companies for the Fund as of June 30, 2010, are shown below:

Name of issuer	Number of shares held at December 31, 2009	Gross additions	Gross reductions	Number of shares held at June 30, 2010	Fair value at June 30, 2010	Investment income	Realized capital gain/ loss
Consolidated — Tomoka Land Co.	715,423	—	—	715,423	$20,389,555	$14,308	$0

Note 6. Disclosures about Derivative Instruments and Hedging Activities

The Fund has adopted authoritative standards regarding disclosures about derivatives and hedging activities. Details of the disclosures are as follows as of June 30, 2010:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Unrealized Appreciation	Statement of Assets and Liabilities Location	Unrealized Depreciation
Forward Currency Contracts	Unrealized gain on forward currency contracts	$4,466,963	Unrealized loss on forward currency contracts	($1,972,797)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2010:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Foreign Currency Transactions and Forward Currency Contracts	Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translations and Forward Currency Contracts
Forward Currency Contracts	Realized and unrealized gain (loss) on foreign currency transactions and forward currency contracts	$2,465,597	$1,607,719

See Note 2 for a description of the Fund’s accounting policies related to Forward Currency Contracts and Note 7 for details on the outstanding Forward Currency Contracts as of June 30, 2010, which are indicative of the activity during the period.

Note 7. Forward Currency Contracts

As of June 30, 2010, the Fund had the following forward currency contracts outstanding:

Contracts	Settlement Date	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
3,870,000 CAD	12/29/2010	$3,784,396	$3,629,596	$154,800
36,300,000 CAD	1/20/2011	35,522,693	34,033,037	1,489,656

Net Value of CAD Contracts		39,307,089	37,662,633	1,644,456

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

Contracts	Settlement Date	Contract Amount (USD)	Fair Value (USD)	Net Unrealized Gain (Loss) (USD)
To sell:
51,100,000 CHF	7/29/2010	50,123,101	47,430,642	2,692,459

Net Value of CHF Contracts		50,123,101	47,430,642	2,692,459

To sell:
2,200,000 EUR	3/18/2011	2,710,400	2,694,239	16,161

Net Value of EUR Contracts		2,710,400	2,694,239	16,161

To sell:
13,750,000 GBP	12/29/2010	20,428,719	20,541,828	(113,109)
35,070,000 GBP	3/18/2011	51,903,600	52,389,946	(486,346)

Net Value of GBP Contracts		72,332,319	72,931,774	(599,455)

To sell:
3,270,000,000 JPY	7/29/2010	35,628,677	37,002,019	(1,373,342)
To buy:
700,000,000 JPY	7/29/2010	(7,851,935)	(7,920,922)	68,987

Net Value of JPY Contracts		27,776,742	29,081,097	(1,304,355)

To sell:
21,700,000 NOK	3/18/2011	3,339,335	3,294,435	44,900

Net Value of NOK Contracts		3,339,335	3,294,435	44,900

Net Value of Outstanding Forward Currency Contracts		$195,588,986	$193,094,820	$2,494,166

CAD	= Canadian Dollar
CHF	= Swiss Franc
EUR	= Euro
GBP	= British Pound
JPY	= Japanese Yen
NOK	= Norwegian Krone

WINTERGREEN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2010 (Unaudited)

Note 8. Federal Tax Information

For the semi-annual period ended June 30, 2010, the Fund did not have any distributions.

At December 31, 2009, the components of accumulated losses for income tax purposes were as follows:

Unrealized Depreciation	Capital and Other Losses	Total
$(70,557,205)	$(208,764,867)	$(279,322,072)

At December 31, 2009, the Fund had accumulated net realized capital loss carryovers of $(23,601,951) and $(185,162,916) expiring December 31, 2016, and December 31, 2017, respectively.

The tax components of dividends paid during the years ended December 31, 2009, and December 31, 2008, were as follows:

	2009	2008
Ordinary Income	$1,885,236	$15,102,426
Long-Term Capital Gain	—	2,036,297

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2009, the reclassification for the Fund was:

Accumulated distributions in excess of Net Investment Income	$11,329,990
Accumulated Net Realized Loss	2,836,867
Paid in Capital	(14,166,857)

The Fund files U.S. Federal, Maryland State, and New Jersey State tax returns. Tax years 2006 – 2009 generally remain subject to examination by tax authorities.

Note 9. Other Information

On June 30, 2010, one shareholder account held approximately 41% of the outstanding shares of the Fund. This is an omnibus account held on behalf of several thousand underlying shareholders.

Note 10. Subsequent Events

Subsequent Events — In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Fund management has determined that there are no material events that would require disclosure in the Fund’s financial statement through this date.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

JUNE 30, 2010 (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio and the Fund’s proxy voting record for the most recent twelve-month period ended June 30, 2010 are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473), visiting the Fund’s website at www.wintergreenfund.com, or on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (“N-Q”). The Fund’s N-Q’s are available, without charge and upon request, by calling (888) GOTOGREEN (888-468-6473) and/or on the SEC’s website at www.sec.gov. Copies of the Fund’s N-Q’s may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses — The first line in the following table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line in the following table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

WINTERGREEN FUND, INC.

ADDITIONAL INFORMATION

JUNE 30, 2010 (Unaudited)

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Actual Return	$1,000.00	$995.70	$9.27
Hypothetical Return (5% return before expenses)	$1,000.00	$1,015.51	$9.36

*	As expressed below, expenses are equal to the Fund’s annualized expense ratio of 1.87%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period

Expenses	=	Fund’s Annualized Expense Ratio	X	Average Account Value Over the Period	X	Number of Days in Most Recent Fiscal Half Year
365

Householding — In an effort to decrease costs, the Fund will reduce the number of duplicate summary prospectuses, annual, and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free (888) GOTOGREEN (888-468-6473) to request individual copies of these documents or if your shares are held through a financial institution please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Privacy Policy

This is our policy as of October 2005. This privacy policy applies to individuals, and we reserve the right to change any or all of the principles, along with related provisions, at any time.

You trust us with your financial and other personal information; we in turn are committed to respect your privacy and safeguard that information.

By adhering to the practices described below, we affirm our continuing commitment to protecting your privacy.

Collection and Use of Shareholder Information

Wintergreen Fund, Inc. and the IRA custodian (“We” or the “Fund”) collect only relevant information about the Fund’s shareholders that the law allows or requires us to have in order to conduct our business and properly service you. We collect financial and other personal information about you from the following sources: information you provide on applications or other forms (for example, your name, address, social security number and birthdate); information derived from your transactions with us (for example, transaction amount, account balance and account number); information you provide to us if you access account information or conduct account transactions online (for example, password, account number, e-mail address, alternate telephone number).

Keeping Information Secure

We maintain physical, electronic, and procedural safeguards to protect your financial and other personal information, and we continually assess new technology with the aim of adding new safeguards to those we have in place.

Limiting Access to Information

We limit access to personally identifiable information to only those with a business reason to know such information.

Use of Personal and Financial Information by Us and Third Parties

We do not sell non-public personal information about current or former customers or their accounts to any third parties, and do not disclose such information to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

Those who may receive this information include the companies that provide transfer agent, technology, and administrative services, as well as the investment adviser who is an affiliate of the Fund.

Accuracy of Information

We strive to keep our records of your information accurate, and we take immediate steps to correct errors. If there are any inaccuracies in your statements or in any other communications from us, please contact us or contact your investment professional.

(Not Part of the Semi-Annual Report)

Wintergreen Fund, Inc.

FOR MORE INFORMATION

Investment Manager

Wintergreen Advisers, LLC

333 Route 46 West, Suite 204

Mountain Lakes, New Jersey 07046

Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Wintergreen Fund, Inc.

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(888) GOTOGREEN

(888-468-6473)

www.wintergreenfund.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s President and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1) Not applicable.

(a) (2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a) (3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Wintergreen Fund, Inc.

By	/S/ RICHARD J. BERTHY
Richard J. Berthy, Principal Executive Officer

Date	August 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ RICHARD J. BERTHY
Richard J. Berthy, Principal Executive Officer

Date	August 25, 2010

By	/S/ TRUDANCE L.C. BAKKE
Trudance L.C. Bakke, Principal Financial Officer

Date	August 25, 2010